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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                        Date of Report: January 26, 2004

                       CHASE MORTGAGE FINANCE CORPORATION
                      -------------------------------------
                           (Exact name of registrant)

          Delaware                       333-76801              52-1495132
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                343 Thornall Street, Edison, NJ                  08837
               -----------------------------------------      ------------
                (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:          (732) 205-0600



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Item 5.  Other Events:


         On or about January 26, 2004, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2003-S1, Series 2003-S2, Series 2003-S3, Series 2003-S4, Series 2003-S5, Series 2003-S6, Series 2003-S7, Series 2003-S8, Series 2003-S9, Series 2003-S10, Series 2003-S11, Series 2003-S12, Series 2003-S13, Series 2003-S14 and Series 2003-S15 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c).  Exhibits

         Exhibits    Description
         --------    -----------
           20.1      Monthly Reports with respect to the January 26, 2004
                     distribution


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 30, 2004

                                   JPMorgan Chase Bank (f/k/a
                                   "The Chase Manhattan Bank"),
                                   As Paying Agent, on behalf of
                                   Chase Mortgage Finance Corp.

                                   By:  /s/ Andrew M. Cooper
                                   -----------------------------------
                                   Name:  Andrew M. Cooper
                                   Title: Assistant Vice President


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                                INDEX TO EXHIBITS
                                -----------------

         Exhibit No.    Description
         -----------    -----------
            20.1        Monthly Reports with respect to the distribution to
                        certificateholders on January 26, 2004.